SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                     0-27122                  94-2900635
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


            3011 Triad Drive
             Livermore, CA                                   94550
   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.


         The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

         On March 16, 2004, Adept Technology, Inc. ("Adept") issued a press release announcing the promotion of Matt Murphy to Vice President of Operations and Product Development and appointment as an officer of Adept. Mr. Murphy will oversee operations and product development activities for all of Adept's product lines.

         A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.          Description

         99.1          Press Release of the Registrant issued on March 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADEPT TECHNOLOGY, INC.



Date:  March 17, 2004           By:  /s/ Michael W. Overby
                                     -----------------------------
                                     Michael W. Overby
                                     Chief Financial Officer